                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of
NYFIX, Inc. and subsidiary on Form S-8 of our report dated March 2, 2001 (March
14, 2001 as to Note 18) appearing in the Annual Report on Form 10-K of NYFIX,
Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration
Statement.

/s/ Deloitte & Touche LLP
Stamford, Connecticut
May 31, 2001